UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2021

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street	Jasper,	Indiana	47546-2256
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code  (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2021, Kimball International Inc.’s (the "Company") shareholders approved an amendment (the “Amendment”) to the Company’s 2017 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 2,000,000 shares. The Amendment had previously been approved by the Kimball International Inc. Board of Directors on August 31, 2021, subject to the approval of the Company’s shareholders. The Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment of the Plan does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders of the Company, held on October 26, 2021 (the “Meeting”), the Company’s shareholders approved the Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”) to provide shareholders the right to unilaterally amend the Company’s Restated By-laws as described in Proposal No. 2 in the Company’s proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 13, 2021 (the “Proxy Statement”). The Restated Articles were filed with the Indiana Secretary of State on October 27, 2021, and became effective immediately upon filing. A complete copy of the Amended and Restated Articles of Incorporation are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated herein by reference.

On April 27, 2021, the Company's Board of Directors authorized and approved an amendment to the Company’s Restated By-laws, subject to shareholder approval of the amendment of the Restated Articles, as described above. The Amended and Restated By-laws are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Kimball International, Inc.was held on October 26, 2021, and the following items were voted on by shareholders:
a.Based on the following election results, the Class I director nominees were elected to serve a term of three years until the 2024 meeting of shareholders, or until his or her respective successor is duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast in Favor
Kristine L. Juster	27,357,217	154,423	5,135,065	99%
Valerie R. Love	27,358,447	153,193	5,135,065	99%
Thomas J. Tischhauser	25,359,602	2,152,038	5,135,065	92%
b.The vote to approve the Company's proposed Amended and Restated Articles of Incorporation to provide shareholders the right to unilaterally amend the Company's Restated By-laws was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Percentage of Votes Cast in Favor
27,122,534	225,738	163,368	5,135,065	99%

c.The non-binding advisory vote on the compensation paid to the Company's Named Executive Officers was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Percentage of Votes Cast in Favor
26,577,582	558,444	375,614	5,135,065	98%
d.The vote to approve an increase in available shares under the Kimball International, Inc. 2017 Stock Incentive Plan was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Percentage of Votes Cast in Favor
26,137,578	981,659	392,403	5,135,065	95%
e.The appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending June 30, 2022 was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Percentage of Votes Cast in Favor
32,555,176	58,964	32,565	99.8%

Item 9.01 Financial Statements and Exhibits
The following exhibit is furnished as part of this report.
(d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated Articles of Incorporation
3.2	Amended and Restated By-Laws
10.1	Amended and Restated 2017 Stock Incentive Plan
104	Cover Page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Mark W. Johnson
MARK W. JOHNSON Chief Legal and Governance Officer and Corporate Secretary
Date: October 29, 2021

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